PBHG INSURANCE SERIES FUND, INC.

                    SUPPLEMENT DATED JANUARY 30, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1997


This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-347-9256.

The first paragraph under the section "General Information -- The Portfolio Managers" is changed to read in its entirety as follows:

"The Growth II Portfolio is managed by Gary L. Pilgrim, CFA, and, effective January 29, 1998, Jeffrey Wrona. Mr. Pilgrim has served as the Chief Investment Officer of the Adviser since 1990 and is also a Director of the Adviser. Mr. Pilgrim currently manages or co-manages several series of The PBHG Funds, Inc., another mutual fund managed by the Adviser. Mr. Wrona joined the Adviser in 1997. Mr. Wrona was previously a Senior Portfolio Manager with Munder Capital Management managing equity and balanced portfolios and specializing in a Mid-Cap Growth mutual fund product. Mr. Wrona has been employed in the past by Drexel Burnham Lambert and Ford Motor Company. Mr. Wrona holds a bachelor's degree and an M.B.A. degree from the University of Michigan."